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                                                                    Exhibit 10.3



                      SECOND AMENDMENT TO OPTION AGREEMENT


         This Second Amendment (the "Second Amendment") to that Amended and Restated Option Agreement (the "Option"), dated as of March 17, 1995, between Gargoyles, Inc., a Washington corporation (the "Company"), Dennis Burns ("Burns"), and Douglas B. Hauff ("Hauff"), a copy of which is attached as Exhibit A hereto, is entered into as of June 28, 1996 by Hauff and those persons designated as Investors on the signature pages hereof (the "Investors").

                                    RECITALS

         A. Burns granted Hauff an option to purchase 100,000 shares of the common stock of the Company at an exercise price of $5.00 per share (the "Original Option") pursuant to an employment agreement between Burns, Hauff and the Company, dated January 5, 1995 (the "Employment Agreement"). On March 17, 1995, the Original Option was amended and restated as the Option.

         B. On March 22, 1995, Burns assigned all of his rights under the Option to the Investors, who, concurrently with their purchase of a portion of the stock of the Company from Burns, assumed all of the obligations of Burns under the Option, pursuant to an Assignment and Assumption of Amended and Restated Option Agreement, a copy of which is attached hereto as Exhibit B.

         C. Hauff, the Company and the Investors wish to amend the Option to provide for immediate vesting and to extend the term thereof.

                                    AGREEMENT

         Now, therefore, the parties hereto agree as follows:

1.       ACCELERATION OF VESTING SCHEDULE.

         Section 2 of the Option, under the heading "Vesting Schedule.", is deleted and replaced in its entirety by the following:

         "2. Vesting. The Option shall vest and become exercisable in full on June 28, 1996."

2.       DELIVERY TO TRILLIUM CORPORATION.

         Section 3 of the Option, under the heading "Exercise." shall be deleted and replaced in its entirety by the following:
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         "3. Exercise. The Option may exercised in while or in part at any time and from time to time; provided, however, that no fewer than 1000 shares may be purchased upon any exercise hereunder. An Option shall be exercised by delivering to Trillium Corporation (the "Escrow Agent") in its capacity as the escrow agent for the shares to be issued to Hauff by the Investors hereunder, of written notice of the number of shares with respect to which the Option is exercised, together with payment of the exercise price. The exercise price shall be paid in cash, by wire transfer into an account specified by the Escrow Agent, or by bank certified or cashier's check. Upon receipt of the exercise price, the Escrow Agent shall deliver to Hauff stock certificates representing the shares exercised, duly endorsed in blank or accompanied by stock powers duly executed by the Investors. During his lifetime, only Hauff can exercise the Option. Upon his death, his personal representative may exercise the Option."

3.       EXTENSION OF TERM.

         Section 5 of the Option is deleted and replaced in its entirety by the following:

         "5. Term. To the extent not exercised, the Option expires on June 28, 2006 unless earlier terminated by the operation of another Section hereof. This provision overrides and replaces any provision regarding the term of the Option set forth in the Employment Agreement or otherwise."

4.       DELETION OF EXERCISE REQUIREMENT UPON AN ISO.

         Section 6.3 of the Option, under the heading "Upon Sale of Corporation or IPO." is deleted and replaced in its entirety by the following:

         "6.3 Upon Sale of Corporation. If substantially all the assets or stock of the Corporation is sold, Hauff may exercise his option no later than the date of the closing of the sale. If Hauff fails to exercise the vested portion of the Option on or before such dates, the Option and his rights hereunder shall terminate."

5.       DEFINITION OF DISABILITY.

         A new Section 6.4 is added to the Option to read as follows:

         "6.4 Definition of Disability. For purposes of this Agreement, the term "disability" shall mean that Hauff is unable to perform his duties as proscribed by the Corporation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than 90 days. Determination of whether Hauff is disabled shall be made in good faith by the Board of Directors of the Corporation on the basis



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of medical evidence provided by Hauff's physician and, if the Corporation and
Hauff disagree, a physician chosen by the Board of Directors."

6.       WITHHOLDING TAXES AND PAYROLL REPORTING.

         Section 7 of the Option, under the heading "Withholding Tax Requirement.", is amended by adding a new sentence to the end thereof as follows:

         "Hauff and the Investors will provide all reasonable necessary assistance requested by the Company regarding the payroll and information tax reporting requirements associated with the Option."

7.       NO EFFECT ON REMAINDER OF OPTION.

         Except as otherwise provided in this Second Amendment, the Option shall remain in full force and effect.

8.       GOVERNING LAW.

         This Second Amendment shall be governed by the internal law of the state of Washington as applied to all matters, including but not limited to matters of validity, construction, effect and performance.

9.       COUNTERPARTS.

         This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.




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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Second Amendment as of the date first set forth above.

                                     THE COMPANY

                                     GARGOYLES, INC., a Washington corporation


                                     By: /s/ Douglas B. Hauff
                                         ---------------------------------------
                                     Its:    President

                                     HAUFF:

                                     /s/ Douglas B. Hauff
                                     -------------------------------------------
                                         Douglas B. Hauff

                                     INVESTORS:



                                     /s/ Douglas B. Hauff
                                     -------------------------------------------
                                         Douglas B. Hauff

                                     TRILLIUM CORPORATION, a Washington
                                     corporation


                                     By: /s/ Steven R. Brinn
                                         ---------------------------------------
                                     Its:    President



                                     /s/ Douglas B. Hauff
                                     -------------------------------------------
                                         Douglas B. Hauff



                                     /s/ Tim Buckley
                                     -------------------------------------------
                                         Tim Buckley




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                                     /s/ John Rudolf
                                     -------------------------------------------
                                         John Rudolf



                                     /s/ Bruce Hosford
                                     -------------------------------------------
                                         Bruce Hosford



                                     /s/ Peter von Reichbauer
                                     -------------------------------------------
                                         Peter von Reichbauer



                                     /s/ Stan Walderhaug
                                     -------------------------------------------
                                         Stan Walderhaug



                                     /s/ Gary Gigot
                                     -------------------------------------------
                                         Gary Gigot



                                     /s/ Allen Shoup
                                     -------------------------------------------
                                         Allen Shoup



                                     /s/ Robert E. Manne
                                     -------------------------------------------
                                         Robert E. Manne

                                     THE ARTHUR KERN REVOCABLE TRUST U/A DATED
                                     DECEMBER 7, 1992

                                     By: /s/ Arthur H. Kern
                                         ---------------------------------------
                                     Its:    Arthur H. Kern, Trustee



                                     /s/ Steve Kingma
                                     -------------------------------------------
                                         Steve Kingma




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                                     /s/ David Jobe
                                     -------------------------------------------
                                         David Jobe



                                     /s/ Gary Waterman
                                     -------------------------------------------
                                         Gary Waterman



                                     /s/ Tom Johnson
                                     -------------------------------------------
                                         Tom Johnson




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